UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA              001-08430                72-0593134
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)




  1450 Poydras Street, New Orleans, Louisiana               70112-6050
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------

                    _________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    _________________________________________

Item 8.01  Other Events.

On December 29, 2005, McDermott International, Inc. issued a press release in connection The Babcock & Wilcox Company Chapter 11 Joint Plan of Reorganization. A copy of the press release is included as exhibit 99.1 to this report and is incorporated by reference.


Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

         99.1    Press Release dated December 29, 2005



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         McDERMOTT INTERNATIONAL, INC.




                                   By:   /s/ Michael S. Taff
                                       -----------------------------------------
                                         Michael S. Taff
                                         Chief Accounting Officer



December 29, 2005


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